Exhibit 99.1

Milestone Scientific Strengthens Board to Support Next Phase of Growth

Appoints Two Independent Directors with Deep Healthcare, Technology and Financial Expertise

Chair of the Board Transitions to Executive Chair to Drive Strategic Execution

ROSELAND, N.J., June 25, 2026 (GLOBE NEWSWIRE) — Milestone Scientific Inc. (NYSE: MLSS), a leading developer of computerized drug delivery instruments that provide painless and precise injections, today announced a series of strategic governance initiatives designed to support the Company’s continued evolution and long-term growth. These actions include strengthening the Board of Directors with two highly experienced independent directors, transitioning Board leadership to support closer strategic execution and aligning with the Company’s founder through a restructured agreement that reinforces continuity and future focus.

As part of these initiatives, Benedetta I. Casamento has transitioned from Chair of the Board to Executive Chair. In this expanded role, she will work closely with the management team and the Board of Directors to provide strategic guidance, support execution of the Company’s objectives and help position Milestone Scientific for its next phase of growth and value creation.

The Company also announced the appointments of Greg Shilling and Kelly Ann Ulto as independent members of its Board of Directors. Together, they bring extensive experience in healthcare technology, finance, corporate governance and strategic growth, further strengthening the Board with capabilities aligned to the Company’s priorities.

“We have made meaningful progress in advancing our strategic and commercial objectives, and these board enhancements position us well for the next stage of the Company’s evolution,” said Eric Hines, Chief Executive Officer of Milestone Scientific. “Benedetta’s transition to Executive Chair ensures continuity while enabling even greater strategic engagement with management. At the same time, the addition of Kelly Ulto and Greg Shilling brings highly relevant expertise that strengthens our governance and supports our focus on disciplined execution and, innovation.”

Greg Shilling

Mr. Shilling is a seasoned technology executive and entrepreneur with more than 30 years of leadership experience across healthcare technology, software, interoperability, artificial intelligence and cybersecurity. Throughout his career, Mr. Shilling has advised technology companies on growth strategy, investment and operational scaling.

He currently serves as Partner and General Manager of 121G and 10Bridge, where he leads initiatives focused on digital transformation, software development, cybersecurity and data interoperability. Previously, he spent more than 17 years at Greenway Health in senior executive roles overseeing corporate development, strategic partnerships, enterprise sales and marketing. During his tenure, he contributed to the company’s growth from an early-stage healthcare technology provider to a leading electronic health record software company, including its involvement in public market activity, private equity transactions, mergers and acquisitions and strategic partnerships. He holds a Bachelor of Science in Finance from Auburn University.

Kelly Ann Ulto, CPA, MBA

Ms. Ulto is a Certified Public Accountant with more than 30 years of experience in audit, financial reporting, internal controls and risk oversight. She began her career at KPMG LLP, where she rose to Senior Manager in the Audit practice, leading client audit engagements and evaluating control environments while working closely with senior leadership and audit committees.

Since 2004, Ms. Ulto has served as a Clinical Professor at Fordham University’s Gabelli School of Business, where she teaches audit, analytics and financial reporting. She has maintained an active professional practice alongside her academic role, including delivering technical audit training to KPMG professionals nationwide for more than 15 years. She has also developed fraud detection training for the U.S. Securities and Exchange Commission, trained FINRA examiners in financial accounting and financial statement analysis and contributed to AICPA Industry Guides.

Ms. Ulto brings audit committee experience through her service on the Pelham Union Free School District Audit Committee from 2017 to 2025, where she participated in audit planning, internal control oversight and financial reporting review. She previously served as Board Member and Treasurer of the Pelham Art Center. Ms. Ulto holds an MBA in Information Decision Technology from Iona University and a Bachelor of Science in Public Accounting from Fordham University.

Founder Transition and Continued Advisory Role

The Company also announced that it has entered into a restructured agreement with its founder Leonard (“Len”) Osser, reflecting a collaborative transition that supports the Company’s governance evolution while aligning the interests of shareholders and the Company. As founder, former Chief Executive Officer and former Board member, Mr. Osser has played a pivotal role in establishing Milestone Scientific’s vision and advancing its technology platform.

“We want to thank Len for his vision in founding Milestone Scientific and for his many contributions as our Chief Executive Officer and member of the Board of Directors,” Hines added. “His leadership helped establish the foundation for the Company and advance the innovative technology that continues to differentiate us today. We are pleased that Len will continue to support the Company as an advisor and appreciate his willingness to restructure his prior contractual arrangements in a manner that benefits our shareholders and provides the Company with greater flexibility moving forward.”

Additional details regarding the board appointments and the agreement with Mr. Osser are included in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission.

About Milestone Scientific Inc.

Milestone Scientific Inc. (MLSS) is a technology-focused medical research and development company that patents, designs, and develops innovative injection technologies and instruments for medical and dental applications. Milestone Scientific’s computer-controlled systems are designed to make injections precise, efficient and increase the overall patient comfort and safety. Their proprietary DPS Dynamic Pressure Sensing Technology® instruments is the platform to advance the development of next-generation devices, regulating flow rate and monitoring pressure from the tip of the needle, through platform extensions of subcutaneous drug delivery, including local anesthetic. To learn more, view the MLSS brand video or visit milestonescientific.com.

Safe Harbor Statement

This press release contains forward-looking statements regarding the timing and financial impact of Milestone’s ability to implement its business plan, expected revenues, timing of regulatory approvals and future success. These statements involve a number of risks and uncertainties and are based on assumptions involving judgments with respect to future economic, competitive and market conditions, future business decisions and regulatory developments, all of which are difficult or impossible to predict accurately and many of which are beyond Milestone’s control. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are general economic conditions, failure to achieve expected revenue growth, changes in our operating expenses, adverse patent rulings, FDA or legal developments, competitive pressures, changes in customer and market requirements and standards, and the risk factors detailed from time to time in Milestone’s periodic filings with the Securities and Exchange Commission, including without limitation, Milestone’s Annual Report for the year ended December 31, 2025. The forward-looking statements in this press release are based upon management’s reasonable belief as of the date hereof. Milestone undertakes no obligation to revise or update publicly any forward-looking statements for any reason. Coding and payment decisions are determined solely by providers and payers based on applicable laws and policies. Any potential Category I designation is determined solely by the American Medical Association and is not guaranteed. Providers remain responsible for compliance with all applicable billing, coding, and regulatory requirements. Forward-looking case submission expectations, reimbursement targets, and revenue estimates referenced herein are based on current program enrollment, advisor commitments, and historical payer activity, and are subject to change based on clinical scheduling, payer processing timelines, regulatory developments, and other factors. There can be no assurance that Category I designation, targeted reimbursement levels, or projected revenue levels will be achieved.

Contact:

HAYDEN IR:

James Carbonara

(646)-755-7412

james@haydenir.com

Brett Maas

(646) 536-7331

brett@haydenir.com